UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

HERITAGE-CRYSTAL CLEAN, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Project Tiger Investor / Analyst Courtesy Letter

Good afternoon,

I wanted to reach out to let you know that a few minutes ago, Crystal Clean announced that it has entered into a definitive agreement to be acquired by an investment affiliate of J.F. Lehman & Company (JFLCO), a leading private equity investment firm focused on the aerospace, defense, maritime and environmental sectors, in an all-cash transaction that values Crystal Clean at approximately $1.2 billion. Under the terms of the agreement, Crystal Clean shareholders will receive $45.50 per share in cash. The press release we issued can be found here: https://www.businesswire.com/news/home/20230719608998/en/Heritage-Crystal-Clean-Inc.-to-be-Acquired-by-J.F.-Lehman-Company-for-1.2-Billion .

With JFLCO’s support and as a private company, Crystal Clean will gain added flexibility as we continue to provide essential, environmentally-focused solutions that make a difference for our customers.

Our Board is pleased to have reached an agreement that delivers immediate and certain value to our shareholders. Further, the agreement with JFLCO includes a 35-day “go-shop” period during which Crystal Clean has ample time to actively solicit an alternative transaction – a process we believe will help to ensure all potential opportunities can be explored and that value is maximized.

The transaction is expected to close in the fourth quarter of 2023, subject to customary closing conditions.

Please let me know if you would be interested in setting up a call to discuss in further detail.

Best,

Mark DeVita

Executive Vice President & Chief Financial Officer

Participants in the Solicitation

Crystal Clean and JFLCO and their respective directors, executive officers and other members of management and employees, under Securities and Exchange Commission (“SEC”) rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Crystal Clean in favor of the proposed transaction. Information about Crystal Clean’s directors and executive officers is set forth in Crystal Clean’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on May, 1, 2023. To the extent holdings of Crystal Clean’s securities by its directors or executive officers have changed since the amounts set forth in such 2023 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of Crystal Clean’s participants in the solicitation, which may, in some cases, be different than those of Crystal Clean ’s stockholders generally, will be set forth in Crystal Clean’s proxy statement relating to the proposed transaction when it becomes available.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Crystal Clean. by JFLCO. In connection with the proposed transaction, Crystal Clean intends to file relevant materials with the SEC, including Crystal Clean’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF CRYSTAL CLEAN ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CRYSTAL CLEAN’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. INVESTORS AND SECURITY HOLDERS ARE OR WILL BE ABLE TO OBTAIN THE DOCUMENTS (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Crystal Clean by directing a request to Mark DeVita, EVP & CFO, at mark.devita@crystal-clean.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward-Looking Statements

This communication contains forward-looking statements. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such statements may include statements regarding the completion of the proposed merger and the expected timing of the completion of the proposed merger, the management of Crystal Clean upon completion of the proposed merger and Crystal Clean’s plans upon completion of the proposed merger. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of Crystal Clean or its management about future events. There can be no assurance that actual results, performance, or achievements of Crystal Clean will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, some of which are beyond the control of Crystal Clean, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger; risks related to disruption of management’s attention from Crystal Clean’s ongoing business operations due to the proposed merger; unexpected costs, charges or expenses resulting from the proposed merger; Crystal Clean’s ability to retain and hire key personnel in light of the proposed merger; certain restrictions during the pendency of the proposed merger that may impact Crystal Clean’s ability to pursue certain business opportunities or strategic transactions; the ability of the buyer to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed merger; potential litigation relating to the proposed merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the effect of the announcement of the proposed merger on Crystal Clean’s relationships with its customers, operating results and business generally; and the risk that the proposed merger will not be consummated in a timely manner, if at all. Crystal Clean refers you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Crystal Clean’s Form 10-K for the fiscal year ended December 31, 2022, and comparable sections of the Crystal Clean’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this communication are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Crystal Clean or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this communication. Forward-looking statements speak only as of the date they are made and Crystal Clean does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.